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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               _______________

                                  FORM 8-K/A

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report: August 27, 1996
(Date of earliest event reported)



                            FIRST AMERICAN BANCORP
             (Exact name of registrant as specified in its charter)



                                   ALABAMA
                 (State or other jurisdiction of incorporation)


         0-17703                                              63-0879472
(Commission File Number)                                   (I.R.S. Employer
                                                        Identification Number)


251 JOHNSTON STREET, S.E., DECATUR, ALABAMA                         35601
 (Address of principal executive offices)                         (Zip Code)






       Registrant's telephone number, including area code (205) 340-7000
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 27, 1996, the Registrant's Board of Directors dismissed Dudley, Hopton-Jones, Sims, and Freeman, PLLP ("DHJS&F) as its independent auditors, effective that date.

The reports of DHJS&F on the financial statements of the Registrant for each of the two fiscal years in the period ended December 31, 1995 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements with DHJS&F on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which if not resolved to their satisfaction would have caused DHJS&F to make reference to the subject matter of the disagreement in connection with its report during the two fiscal years ended December 31, 1995 or during the interim period until their dismissal.

The Board of Directors approved the appointment of Coopers & Lybrand, LLP as the Registrant's independent auditors for the fiscal year ended December 31, 1996.



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FIRST AMERICAN BANCORP


Date: August 28, 1996                    By: /s/ Dan M. David
                                             -----------------------------------
                                             Dan M. David
                                             Chairman of the Board of Directors,
                                             President, Chief Executive Officer
                                             and Director



Date: August 28, 1996                    By: /s/ Alfred E. Cheatham, Jr.
                                             -----------------------------------
                                             Alfred E. Cheatham, Jr.
                                             Chief Financial Officer